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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 3, 1998
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                      333-51239                  33-0639768
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)



      8001 Irvine Center Drive
             6th Floor
         Irvine, California                                       92618
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 450-5500




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Item 5. Other Events.

        Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-51239) filed with the Securities and Exchange Commission (the "Commission") on April 28, 1998 (the "Registration Statement"), pursuant to which the Registrant registered $1,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed receivables, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1998-B (the "Offered Securities").

        The Registrant is filing this Current Report on Form 8-K to file the Consent of Independent Accountants to the inclusion in the Prospectus of the accountant's report dated February 3, 1998 in the audit of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. The Consent of Independent Accountants is set forth in Exhibit 23.4 hereto.

        The Registrant is also filing this Current Report on Form 8-K to provide prospective investors with certain materials which constitute "ABS Term Sheets" as described in the no-action letter dated February 27, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which materials is a condition of the relief granted in such letter (such materials being the "ABS Term Sheets"). The ABS Term Sheets were prepared solely by Salomon Smith Barney Inc. in connection with the offering of the Offered Securities, and the Registrant did not prepare or participate in the preparation of the ABS Term Sheets. The ABS Term Sheets are set forth in Exhibit 99.1 hereto.

        The assumptions used in preparing the ABS Term Sheets were based upon a preliminary compilation of the underlying collateral and the estimated principal amount and other features of the Offered Securities. The actual features of the Offered Securities and a detailed description of the final composition of the underlying collateral will be set forth in the Prospectus.

        Due to the preliminary nature of the information regarding the collateral and the structure of the Offered Securities used in preparing the ABS Term Sheets, no assurance can be given as to either the ABS Term Sheets' or the underlying assumptions' accuracy, appropriateness or completeness in any particular context; nor can assurance be given as to whether the ABS Term Sheets and/or the assumptions upon which they are based reflect present market conditions or future market performance. These ABS Term Sheets should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

        The specific characteristics of the Offered Securities may differ from those shown in the ABS Term Sheets due to differences between the actual collateral and the hypothetical collateral used in preparing the ABS Term Sheets. As noted above, the principal amount and designation of any security described in the ABS Term Sheets are subject to change prior to issuance.

        Please be advised that auto loan backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.




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        Any statement or information contained in the ABS Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


Item 7. Financial Statements and Exhibits.

        (c) Exhibits

            Exhibit No.   Description
            -----------   -----------
               23.4       Consent of Independent Accountants
               99.1       ABS Term Sheet provided by Salomon Smith Barney Inc.







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                                   Signatures
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ONYX ACCEPTANCE FINANCIAL CORPORATION



September 8, 1998                       By: /s/ REGAN E. KELLY
                                            ------------------------------------
                                            Regan E. Kelly
                                            Executive Vice President





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                                 EXHIBIT INDEX


Exhibit
Number         Description
------         -----------
 23.4          Consent of Independent Accountants
 99.1          ABS Term Sheet provided by Salomon Smith Barney Inc.